                                                                    EXHIBIT 99.1

[ELCOM INTERNATIONAL LOGO]

AT THE COMPANY:

Investor Relations
E-mail: invrel@elcom.com

FOR IMMEDIATE RELEASE

                        ELCOM INTERNATIONAL, INC. REPORTS
                      THIRD QUARTER 2004 OPERATING RESULTS

NORWOOD, MA, November 15, 2004 - Elcom International, Inc. (OTCBB: ELCO and AIM:
ELC and ELCS), today announced operating results for its third quarter ended September 30, 2004.

                       Financial Summary Table (Unaudited)
                    (in thousands, except per share amounts)

                                                       QUARTER ENDED               NINE MONTHS ENDED
                                                   ----------------------      -----------------------
                                                        SEPTEMBER 30,               SEPTEMBER 30,
                                                   ----------------------      -----------------------
                                                     2004          2003          2004          2003
                                                   --------      --------      --------      --------
Net sales                                          $    667      $    367      $  2,974      $  1,567
Gross profit                                            607           331         2,777         1,202
Operating loss from continuing operations            (1,053)       (1,346)       (2,143)       (5,409)

Net loss from continuing operations                  (1,106)       (1,278)       (2,351)       (4,910)

Net income (loss) from discontinued operations           --          (197)           --           110
                                                   --------      --------      --------      --------
Net loss                                           $ (1,106)     $ (1,475)     $ (2,351)     $ (4,800)
                                                   ========      ========      ========      ========

Basic and diluted net loss per share data:
    Continuing operations                          $  (0.02)     $  (0.04)     $  (0.05)     $  (0.16)
    Discontinued operations                              --         (0.01)           --            --
                                                   --------      --------      --------      --------
      Basic and diluted net loss per share         $  (0.02)     $  (0.05)     $  (0.05)     $  (0.16)
                                                   ========      ========      ========      ========
Basic and diluted weighted average common
    shares outstanding                               61,282        30,902        49,557        30,902
                                                   ========      ========      ========      ========

The above table, the following description and the condensed consolidated financial statements should be read in conjunction with the Risk Factors and other information contained in the Company's Forms 10-QSB for the periods ended March 31, June 30 and September 30, 2004 and 2003 Annual Report on Form 10-K, as amended.

                                    - MORE -

10 OCEANA WAY - NORWOOD, MA 02062 -- VOICE (781) 501-4333 -- FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS THIRD QUARTER 2004 OPERATING RESULTS
PAGE 2

Net sales for the quarter ended September 30, 2004 increased to $667,000 from $367,000 in the same period of 2003, an increase of $300,000, or 82%. Professional services revenue increased due primarily to an increase in implementation activities in the U.K. related to the Scottish Executive's eProcurement Scotl@nd program. Professional services revenue includes implementation fees, integration fees and other professional services income. Licenses and associated fees increased slightly, primarily reflecting a higher level of ongoing hosting activity in both the U.S. and U.K. in 2004 versus 2003. License and associated fees include license fees, hosting fees, supplier fees, usage fees, and maintenance fees.

Selling, general and administrative expenses ("SG&A") for the quarter ended September 30, 2004 were $1,564,000 compared to $1,610,000 in the 2003 quarter, a decrease of $46,000. During the third quarter of 2003 the Company's SG&A expenses were reduced by approximately $284,000 related to receipt of a franchise tax refund. Throughout the first three quarters of 2003, the Company implemented cost containment measures designed to better align its SG&A expenses with lower than anticipated revenues and has maintained this decreased level of expenses throughout the first three quarters of 2004. The measures taken in 2003 included personnel reductions throughout most functional and corporate areas. In March 2004, the Company began hiring several staff in the U.K. and U.S. (support services) in order to service the expanding demand in the public sector market in the U.K. However, overall headcount has only increased by one, from 38 employees at the end of the 2003 quarter to 39 employees (four (4) of whom are part-time), at the end of the 2004 quarter. The decrease in SG&A from the 2003 quarter to the 2004 quarter is due largely to a reduction in depreciation and amortization expense (various Company assets have been fully depreciated/amortized), a small decrease in personnel related expenses, and are net of an increase in administrative expenses, reflecting the increased cost of the Company's shares being listed on the London Stock Exchange's AIM.

The Company reported an operating loss from continuing operations of $1,346,000 for the quarter ended September 30, 2003 compared to a loss of $1,053,000 reported in the comparable quarter of 2004, a decrease (improvement) of $293,000, or 22% in the reported loss. This smaller operating loss from continuing operations in the third quarter of 2004 compared to the 2003 quarter was due to both the reduction in SG&A and the increase in net sales.

Net sales for the nine months ended September 30, 2004 increased to $2,974,000 from $1,567,000 in the same period of 2003, an increase of $1,407,000. Licenses and associated fees increased primarily due to recording the fourth and final lump sum license payment from Capgemini UK Plc ("Capgemini", formerly, Cap Gemini Ernst and Young UK Plc) of $1,142,000 which was earned upon signing the thirteenth customer of the eProcurement Scotland program in the first quarter of 2004 (this license fee is non-recurring). Professional services fees increased by $106,000, from $425,000 in 2003 to $531,000 in 2004, reflecting more implementation work and other professional services activities than were recorded in the first nine months of 2003. During the first three quarters of 2004 six eProcurement Scotland customers were brought live, and five additional customers are currently in various stages of implementation, with two or three of those customers anticipated to go live in the fourth quarter of 2004. In the first three quarters of 2003 one eProcurement Scotland customer was brought live.

                                    - MORE -

10 OCEANA WAY - NORWOOD, MA 02062 -- VOICE (781) 501-4333 -- FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS THIRD QUARTER 2004 OPERATING RESULTS
PAGE 3

SG&A for the nine months ended September 30, 2004 was $4,702,000 compared to $6,417,000 in the first three quarters of 2003, a decrease of $1,715,000 or 27%. Throughout the first three quarters of 2003, the Company implemented cost containment measures designed to better align its SG&A expenses with lower than anticipated revenues. Those measures included personnel reductions throughout most functional and corporate areas. Reductions in personnel resulted in a decrease in personnel expense in the first nine months of 2004 of approximately $838,000 when compared to the first nine months of 2003. In March 2004, as described above, the Company began hiring several staff in the U.K. and U.S. (support services) in order to service the expanding demand in the municipal market in the U.K. although overall headcount has only increased by one, from 38 employees at the end of the 2003 quarter to 39 employees at the end of the 2004 quarter, four (4) of whom were part-time. The remaining decrease in SG&A from the first three quarters of 2003 to the first three quarters of 2004 is due largely to a reduction in depreciation and amortization expense, as various Company assets have been fully depreciated/amortized as well as credits negotiated with two service providers which resulted in one-time credits of $192,000 in the first nine months of 2004. In the first three quarters of 2003 the Company's SG&A expenses were reduced by approximately $800,000 related to reversal of a franchise tax accrual (as payment was no longer deemed probable), and receipt of a franchise tax refund.

The Company reported an operating loss from continuing operations of $5,409,000 for the nine months ended September 30, 2003 compared to a loss of $2,143,000 reported in the comparable nine months of 2004, a decrease (improvement) of 60%, or $3,266,000 in the reported loss. This smaller operating loss from continuing operations in the first nine months of 2004 compared to the first three quarters of 2003 was due to both the reduction in SG&A and the one-time increase in license and associated fees revenue in the first quarter of 2004, as described above.

The Company's net loss from continuing operations for the nine months ended September 30, 2004 was $2,351,000, a decrease of $2,559,000 from the $4,910,000 loss reported in the first three quarters of 2003, as a result of the factors discussed above.

Robert J. Crowell, the Company's Chairman and CEO, stated, "Our third quarter 2004 earnings do not yet reflect the full anticipated increase in activity under our agreement with Capgemini associated with the Scottish Executive, which began to accelerate late last year. Our 2004 nine-month results included the recognition of our final lump sum payment from Capgemini associated with the Scottish Executive of approximately $1 million. Elcom's sales pipeline slowed a bit during the summer months; however the Company has experienced a strong increase in activity and is in the process of responding to several bid requests in both the U.K. and U.S., one of which is associated with a government agency in the U.K. and is quite large. Overall, the shortfall in revenues year to date has resulted in a requirement that the Company raise additional funds, and we are currently in discussions with several parties regarding funding of the Company within the next few months."

As of September 30, 2004, the Company had $857,000 of cash, which the Company anticipates will allow it to operate into the first quarter of 2005. Prior to that time, the Company intends to raise additional funding sufficient to support its operations. The Company is currently in discussions with several parties regarding the raising of additional capital, however there can be no assurance that the Company will receive any such funding or, if raised, on what terms or what the timing thereof may be. Without such funding the Company would likely be forced to curtail operations and/or take other measures during the first quarter of 2005.

                                    - MORE -

10 OCEANA WAY - NORWOOD, MA 02062 -- VOICE (781) 501-4333 -- FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS THIRD QUARTER 2004 OPERATING RESULTS
PAGE 4

STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT

      Except for the historical information contained herein, the matters discussed in this press release may include forward-looking statements or information. All statements, other than statements of historical fact, including, without limitation, those with respect to the Company's objectives, plans and strategies set forth herein and those preceded by or that include the words "believes," "expects," "given," "targets," "intends," "anticipates," "plans," "projects", "forecasts" or similar expressions, are forward-looking statements. Although the Company believes that such forward-looking statements are reasonable, it can give no assurance that the Company's expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties which could cause the Company's future results to differ materially from those anticipated, including: (i) the Company's history of ongoing operating losses; (ii) the overall marketplace and clients' acceptance and usage of eCommerce software systems, including corporate demand therefor, the impact of competitive technologies, products and pricing, particularly given the substantially larger size and scale of certain competitors and potential competitors, control of expenses, revenue generation by the acquisition of new customers, the acceptance of the eProcurement Scotland program by public entities, and corporate demand for eProcurement and eMarketplace solutions;
(iii) the consequent results of operations given the aforementioned factors; and
(iv) the requirement for the Company to raise additional working capital to fund operations during the next few months but by no later than early in the first quarter of 2005 and the availability and terms of any such funding to the Company. Without any such funding, the Company believes it may be forced to curtail operations, and if no alternative to financing, such as a merger or acquisition is consummated, the Company may have no option but to seek protection under bankruptcy laws. Other risks are detailed from time to time in the Company's 2003 Annual Report on Form 10-K, as amended, its Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, June 30, and September 30, 2004, and in its other SEC reports and statements. The Company assumes no obligation to update any of the information contained or referenced in this press release.

                                    - MORE -

10 OCEANA WAY - NORWOOD, MA 02062 -- VOICE (781) 501-4333 -- FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS THIRD QUARTER 2004 OPERATING RESULTS
PAGE 5

The financial data set forth below should be read in conjunction with the Consolidated Financial Statements and other disclosures contained in the Company's 2003 Annual Report on Form 10-K, as amended and Forms 10-QSB for the periods ended March 31, June 30, and September 30, 2004 (which the Company plans to file on November 15, 2004).

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         THREE MONTHS ENDED           NINE MONTHS ENDED
                                                             SEPTEMBER 30,               SEPTEMBER 30,
                                                        ----------------------      ----------------------
                                                          2004          2003          2004          2003
                                                        --------      --------      --------      --------
Net sales                                               $    667      $    367      $  2,974      $  1,567
Cost of sales                                                 60            36           197           365
                                                        --------      --------      --------      --------
Gross profit                                                 607           331         2,777         1,202

Operating Expenses:
    Selling, general and administrative                    1,564         1,610         4,702         6,417
    Research and development                                  96            67           218           194
                                                        --------      --------      --------      --------
Total operating expenses                                   1,660         1,677         4,920         6,611
                                                        --------      --------      --------      --------
Operating loss from continuing operations                 (1,053)       (1,346)       (2,143)       (5,409)
                                                        --------      --------      --------      --------
Interest and other income (expense), net                       7            99           (18)           79
Interest expense                                             (60)          (31)         (190)          (72)
                                                        --------      --------      --------      --------
Net loss from continuing operations before tax            (1,106)       (1,278)       (2,351)       (5,402)
                                                        --------      --------      --------      --------
Income tax benefit                                            --            --            --           492
                                                        --------      --------      --------      --------
Net loss from continuing operations                       (1,106)       (1,278)       (2,351)       (4,910)
Discontinued operations:
        Net income from discontinued operations,
         net of tax                                           --          (197)           --           110
                                                        --------      --------      --------      --------
    Net income (loss)                                   $ (1,106)     $ (1,475)     $ (2,351)     $ (4,800)
                                                        ========      ========      ========      ========

Basic and diluted net income (loss) per share data:
    Continuing operations                               $  (0.02)     $  (0.04)     $  (0.05)     $  (0.16)
    Discontinued operations                                   --         (0.01)           --            --
                                                        --------      --------      --------      --------
            Basic and diluted net loss per share        $  (0.02)     $  (0.05)     $  (0.05)     $  (0.16)
                                                        ========      ========      ========      ========
Weighted average number of basic and diluted shares
    outstanding                                           61,282        30,902        49,557        30,902
                                                        ========      ========      ========      ========

                                    - MORE -

10 OCEANA WAY - NORWOOD, MA 02062 -- VOICE (781) 501-4333 -- FAX (781) 762-1540

ELCOM INTERNATIONAL, INC. REPORTS THIRD QUARTER 2004 OPERATING RESULTS
PAGE 6

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (UNAUDITED, IN THOUSANDS)

                                                   SEPTEMBER 30,   DECEMBER 31,
                                                  -------------   ------------
                                                      2004            2003
                                                     -------         -------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                          $   857        $   515
  Accounts receivable, net                               286          1,027
  Prepaids and other current assets                       82             43
                                                     -------        -------
 Total current assets                                  1,225          1,585
                                                     -------        -------
PROPERTY, EQUIPMENT AND SOFTWARE, NET                    299            783
OTHER ASSETS                                              10             15
NON-CURRENT ASSETS OF DISCONTINUED OPERATIONS             48             80
                                                     -------        -------
                                                     $ 1,582        $ 2,463
                                                     =======        =======
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Loans payable                                      $    --        $ 1,113
  Other current liabilities                            2,913          3,374
  Current liabilities of discontinued operations         261            444
                                                     -------        -------
      Total current liabilities                      $ 3,174        $ 4,931
                                                     -------        -------

Convertible debentures, net of discount                  335            254
                                                     -------        -------
      Total liabilities                                3,509          5,185
                                                     -------        -------

TOTAL STOCKHOLDERS' DEFICIT                           (1,927)        (2,722)
                                                     -------        -------
                                                     $ 1,582        $ 2,463
                                                     =======        =======

                                        #

                                     - END -

10 OCEANA WAY - NORWOOD, MA 02062 -- VOICE (781) 501-4333 -- FAX (781) 762-1540